Investments (Sales or Disposals and Impairments of Fixed Maturity and Equity Securities) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Fixed maturity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 39,210	$ 32,085	$ 16,943
Gross investment gains	253	184	95
Gross investment losses	(281)	(244)	(85)
Total OTTI losses recognized in earnings:
Total OTTI losses recognized in earnings	(22)	(31)	(14)
Net investment gains (losses)	(50)	(91)	(4)
Equity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	48	80	57
Gross investment gains	10	26	15
Gross investment losses	0	(8)	(1)
Total OTTI losses recognized in earnings:
Total OTTI losses recognized in earnings	(2)	(3)	(15)
Net investment gains (losses)	$ 8	$ 15	$ (1)